SPDR® INDEX SHARES FUNDS

SPDR EURO STOXX® 50 Currency Hedged ETF

(the “Fund”)

Supplement dated December 28, 2016 to the currently effective Summary Prospectus

Effective January 3, 2017, the following replaces the portfolio manager information in the Fund’s Summary Prospectus under the heading “Portfolio Managers” within the section entitled “Portfolio Management”:

The professionals primarily responsible for the day-to-day management of the Fund are Michael Feehily, Karl Schneider, Mark Krivitsky and Mark Abbott.

Michael Feehily, CFA, is a Senior Managing Director of the Adviser and the Head of Global Equity Beta Solutions in the Americas. He worked at the Adviser from 1997 to 2006 and rejoined the Adviser in 2010.

Karl Schneider, CAIA, is a Vice President of the Adviser and Deputy Head of Global Equity Beta Solutions in the Americas. He joined the Adviser in 1997.

Mark Krivitsky is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group and the Tax-Efficient Market Capture Group at the Adviser. He joined the Adviser in 1996.

Mark Abbott is a Vice President of the Adviser and a Senior Portfolio Manager in the Currency Management Group. He joined the Adviser in 2007.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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